Exhibit 10.1.1


      FIRST AMENDMENT TO SETTLEMENT AGREEMENT BETWEEN CONGOLEUM CORPORATION
                         AND VARIOUS ASBESTOS CLAIMANTS

      This first amendment to the Settlement Agreement Between Congoleum Corporation And Various Asbestos Claimants ("Amendment to the Claimant Agreement") is entered into by, between and among Congoleum Corporation, its predecessors, successors, distributors and assigns (collectively, "Congoleum"), and the Participating Asbestos Claimants, by and through representative plaintiffs' counsel, Perry Weitz, Esq. and Joseph F. Rice, Esq. ("Claimants' Counsel").


                                    RECITALS

            WHEREAS, Congoleum and Participating Asbestos Claimants entered into an agreement titled Settlement Agreement Between Congoleum Corporation And Various Asbestos Claimants (the "Claimant Agreement") dated April 10, 2003; and

            WHEREAS, Congoleum and Participating Asbestos Claimants wish to extend the time within which Asbestos Claimants may accept the terms of the Claimant Agreement and agree to be bound by the Claimant Agreement and to extend the time for such Asbestos Claimants to be eligible to provide Claim Documentation and to qualify as a Participating Asbestos Claimant; and

            WHEREAS, Congoleum, the Collateral Trustee and the Delaware Trustee entered into the Collateral Trust Agreement pursuant to which a statutory trust under the Delaware Statutory Trust Act was created on April 17, 2003 (the "Collateral Trust Agreement"); and

            WHEREAS, Congoleum, the Collateral Trustee, and the Delaware Trustee, with the consent of Claimants' Counsel, contemporaneously herewith are executing that certain first amendment to the Collateral Trust Agreement (the "Amendment to the Collateral Trust Agreement"); and

            WHEREAS, on or about April 11, 2003 and April 17, 2003, respectively, Congoleum executed agreements titled "Security Agreement" and "Second Security Agreement" (collectively, the "Security Agreements") granting to the Collateral Trust a present and continuing security interest in certain insurance proceeds; and

            WHEREAS, Congoleum and the Collateral Trustee have contemporaneously herewith terminated the Security Agreements and entered into a subsequent security agreement ("Superceding Security Agreement") to eliminate any confusion as to the effective date of the grant of the Security Interest; and

            WHEREAS, the Parties desire to enter into this Amendment to the Claimant Agreement to confirm their agreement with respect to (i) the amendment of certain deadlines related to qualification as Participating Claimants; (ii) the termination of the Security Agreements; (iii) the execution of the Superceding Security Agreement; and (iv) certain other matters relating to the foregoing, as hereafter provided;

            NOW, THEREFORE, intending to be legally bound hereby, Congoleum and each of the Participating Asbestos Claimants agree that the Claimant Agreement shall be amended as follows:

                                    AGREEMENT

1. Section I.B.1 and I.B.2 of the Claimant Agreement shall be replaced in its entirety with:

      B. To qualify as a Participating Asbestos Claimant, each Asbestos Claimant, or his counsel, must

            1. On or before July 1, 2003, submit in an electronic form reasonably satisfactory to the Claims Reviewer the following documents and information in form and substance satisfactory to the Claims Reviewer: (1) the Asbestos Claimant's name and social security number; (2) the Asbestos Claimant's alleged disease or injury; (3) for all cases filed after February 14, 2003, a statement by counsel of record that the claimant can comply with exposure requirements of the Agreement; (4) a statement that his or her Asbestos Claim was filed in a court of competent jurisdiction on or before July 1, 2003; and (5) a statement that the Asbestos Claimant is interested in participating in this Claimant Agreement; and

            2. On or before August 15, 2003, submit in writing the following documents and information in form and substance satisfactory to the Claims
      Reviewer: (1) evidence of bodily injury, sickness or disease consistent with the terms and meaning of the Compensable Disease Matrix; however, if such Asbestos Claimant was qualified as a Participating Category D Claimant under the Settlement Agreement Between ACandS, Inc. and Various Asbestos Claimants, dated April 17, 2002 (the "ACandS Claimant Agreement"), a notice indicating that the claimant will rely upon the evidence submitted to the Claims Reviewer in connection with the ACandS Claimant Agreement will satisfy this requirement; (2) a statement swearing under penalty of perjury or witnessed by a notary, that the Asbestos Claimant was exposed to an asbestos-containing product manufactured, sold, or distributed by Congoleum or for which Congoleum has legal liability;
      (3) a claim form that will indicate the Asbestos Claimant's name, social security number, exposure date and diagnosis date; (4) proof that the Asbestos Claimant had filed a claim in a court of competent jurisdiction against Congoleum on or before July 1, 2003; and (5) a release in the form of Appendix B hereto or another form acceptable to Congoleum (collectively "Claim Documentation"). Asbestos Claimants should note that if they were qualified under the ACandS Claimant Agreement as a Non-Malignant Participating Category D Claimant, reliance on the submission in connection with the ACandS Claimant Agreement will mean qualification here as a Level 1 Non-Malignant disease category pursuant to the attached Compensable Disease Matrix.

2. Section I.E of the Claimant Agreement shall be replaced in its entirety with:

      E. As to any Asbestos Claimant who submits Claim Documentation on or before July 7, 2003, the Claims Reviewer will mail any notice of deficiencies in Claim Documentation within thirty (30) days after receipt of the Claims Documentation. As to any Asbestos Claimant who submits Claim Documentation after July 7, 2003, the Claims Reviewer will mail any notice of deficiencies in Claim Documentation within sixty (60) days after receipt of the Claims Documentation. If the Claims Reviewer does not mail notices of deficiencies within the time period set forth above to a particular Asbestos Claimant, that Asbestos Claimant's Claim Documentation shall be deemed satisfactory.

3. Sections II.A and II.B of the Claimant Agreement shall be replaced in their entirety with:

II.   SECURED RIGHTS OF PARTICIPATING ASBESTOS CLAIMANTS

      A. The Security Interest contemplated by the Superceding Security Agreement shall secure an amount equal to seventy-five percent (75%) of the aggregate of all Participating Asbestos Claimants' Settlement Amounts (the "Secured Amount") as provided in the Collateral Trust Agreement and the Superceding Security Agreement. Congoleum's obligation to pay each Participating Asbestos Claimant its pro rata share of the Secured Amount shall be referred to herein as the "Secured Asbestos Claims."

      B. Until all of the Secured Asbestos Claims for all Participating Asbestos Claimants are paid in full, Congoleum shall evaluate, bring, prosecute, litigate, defend and settle any claim against its insurers to obtain Insurance Proceeds. Congoleum shall consult with Claimants' Counsel in order to retain a mutually acceptable counsel to prosecute any claim against its insurers to obtain Insurance Proceeds. Congoleum agrees to obtain the consent of Claimants' Counsel prior to entering into settlement of any claim against its insurers to obtain Insurance Proceeds, which consent shall not be unreasonably withheld, conditioned or delayed.

4.    Section II.C of the Claimant Agreement shall be deleted.

5.    The paragraph below shall be added to the Claimant Agreement as Section
      III.D:

      D. The beneficial interests in the Collateral Trust are not transferable or assignable, except as may be provided under operation of law or after the death of a Participating Asbestos Claimant pursuant to a will or the law applicable to the decendent's estate. The beneficial interests in the Collateral Trust shall not be evidenced by a separate certificate. Nothing in this paragraph III.D shall in any way restrict the ability of the Collateral Trust to transfer the Trust Assets (as defined in the Collateral Trust Agreement) to any trust established pursuant to a plan of reorganization for Congoleum under chapter 11 of the United States Bankruptcy Code.

6. Other than expressly provided for herein, the terms of the Claimant Agreement shall remain in full force and effect.

7. The Claimant Agreement and this Amendment to the Claimant Agreement (collectively, the "Agreements") constitute a single integrated written contract expressing the entire agreement among the parties hereto with respect to the subject matter hereof. The Agreements supercede any prior understandings and agreements between or among the parties with respect to the subject matter of the Agreements. Any statements, promises or inducements, whether made by any party or any agents of any party, that are not contained in the Agreements shall not be valid or binding. The failure or invalidation of any provision of the Agreements shall not in any way affect the validity or performance of any party pursuant to any other provision of the Agreements.

8. References in the Claimant Agreement, the Superceding Security Agreement, and the Collateral Trust Agreement to the "Claimant Agreement" shall be deemed references to the Agreements.

9. This Amendment to the Claimant Agreement may be executed in any number of counterparts. Each of such counterparts for all purposes shall be deemed to be an original, and all such counterparts together shall constitute but one and the same Amendment to the Claimant Agreement.

      IN WITNESS WHEREOF, the parties have caused this First Amendment to the Claimant Agreement to be duly executed this 6th day of June 2003.

                                    CONGOLEUM CORPORATION


                                    By /s/ Howard N. Feist
                                       ---------------------------------


                                    Title CFO
                                          ------------------------------


                                    PARTICIPATING ASBESTOS CLAIMANTS

                                    By Claimants' Counsel


                                     --------------------------------
                                          Perry Weitz, Esq.


                                    --------------------------------
                                          Joseph F. Rice, Esq.

      IN WITNESS WHEREOF, the parties have caused this First Amendment to the Claimant Agreement to be duly executed this ___ day of June 2003.

                                    CONGOLEUM CORPORATION


                                    By
                                       ---------------------------------


                                    Title
                                          ------------------------------


                                    PARTICIPATING ASBESTOS CLAIMANTS

                                    By Claimants' Counsel

                                     /s/ Perry Weitz
                                     --------------------------------
                                          Perry Weitz, Esq.

                                    /s/ Joseph F. Rice
                                    --------------------------------
                                          Joseph F. Rice, Esq.


                                        7